Wildermuth Endowment Strategy Fund

Supplement dated February 13, 2015

to the Prospectus dated January 2, 2015,

as amended February 5, 2015

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s (the “Fund”) current Prospectus, and should be read in conjunction with the Prospectus and Statement of Additional Information (“SAI’’) .

PLAN OF DISTRIBUTION

The paragraph included under the heading “Letter of Intent” on page 51 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Under a letter of intent, you commit to purchase a specified dollar amount of shares of the Fund during a 13 month period which allows you to count all investments within the period in shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. If the full-face amount of the letter of intent is not invested by the end of the 13 month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your letter of intent to purchase the amount of your shares stated in the letter of intent. The letter of intent does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

To determine the applicable sales charge reduction, you also may include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-271-9244.